Exhibit 99.1

SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release (the “Settlement Agreement”) is made and entered into as of the 21st day of November, 2005, by, between and among TransWaste Services, LLC, f/k/a Trans Waste Services, Inc. (“TransWaste”), Waste Industries USA, Inc. (“WWIN”), Maple Hill Landfill, Inc. (“Maple Hill”), Thomas C. Cannon (“Cannon”) and J. Bruce Melton (“Melton”) (collectively, the “Parties”).

WITNESSETH

WHEREAS, in September of 1998, TransWaste (whose sole shareholder from and after September 10, 1998/member was and is WWIN) and Maple Hill (whose sole two shareholders were and are Cannon and Melton) entered into an Agreement (the “Agreement”), a copy of which is attached hereto as Exhibit 1, pursuant to which Maple Hill proposed to purchase a parcel of land in Albany, Georgia for the construction of a solid waste landfill (“Maple Hill II”); and

WHEREAS, the Agreement provided that, upon the satisfaction of certain conditions by Maple Hill, Maple Hill shall have the option either: (a) to sell all airspace at Maple Hill II to TransWaste for the lump sum of $8,000,000 plus operational costs and liabilities; or (b) to accept Acceptable Waste (as defined in the Agreement) at Maple Hill II from TransWaste or any affiliate for a fee of $10.50 per ton for 10 years or until there is no longer any capacity at Maple Hill II; and

WHEREAS, on August 20, 2004, TransWaste filed a Complaint for Declaratory Relief against Maple Hill in the United States District Court for the Middle District of Georgia, Albany Division, styled TransWaste Services, LLC, f/k/a Trans Waste Services, Inc. v. Maple Hill Landfill, Inc., Civil Action Number 1:04-CV-126-4(WLS) (the “Lawsuit”), in which TransWaste requested that the Court declare that the Agreement is terminated and/or TransWaste is released and/or excused from any obligation it may have had to perform under the Agreement; and

WHEREAS, on or about October 5, 2004, Maple Hill filed an Answer to Complaint for Declaratory Relief, in which Maple Hill set forth its responses to the allegations in the Lawsuit and its defenses to the claims contained therein, and in which Maple Hill included a Notice of Counterclaim, stating that upon Maple Hill’s satisfaction of the Agreement’s conditions, all claims of Maple Hill against TransWaste would be mature, and at that time, Maple Hill would add by counterclaim all available claims and causes of action against TransWaste, including but not limited to claims for specific performance of the Agreement, for damages caused by TransWaste’s renunciation and anticipatory repudiation of the Agreement, for restitution, and/or any other cause of action or claim for damages appropriate under the facts and circumstances; and

WHEREAS, the Parties have resolved all of their disputes and differences, and wish to settle and release any and all of their respective claims under the terms described herein;

NOW, THEREFORE, in consideration of the above and the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Payment by TransWaste. TransWaste shall pay to Maple Hill the sum of $750,000.00 in immediately available good funds (the “Settlement Payment”) within two (2) business days of Maple Hill’s, Cannon’s and Melton’s execution of this Settlement Agreement. Payment shall be made to Maple Hill via wire transfer to the trust account of Chorey, Taylor & Feil, A Professional Corporation, in accordance with the instructions attached hereto as Exhibit 2.

2. Termination of the Agreement. TransWaste represents and warrants to Maple Hill, and Maple Hill represents and warrants to TransWaste, that it has not assigned or transferred any of its rights, title, or interests in the Agreement. The Parties further agree that, upon Maple Hill’s receipt of the Settlement Payment, the Agreement shall immediately be terminated and shall be void, of no effect, and unenforceable by either party.

3. Dismissal of the Lawsuit. Within seven (7) days of Maple Hill’s receipt of the Settlement Payment, counsel for TransWaste and Maple Hill shall execute and file with the Court a Stipulation of Voluntary Dismissal with Prejudice of all claims (including Maple Hill’s potential counterclaims as described in Maple Hill’s Notice of Counterclaim) asserted in the Lawsuit in the form attached hereto as Exhibit 3, pursuant to Rule 41 of the Federal Rules of Civil Procedure.

4. Release by TransWaste. Based upon the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and effective upon Maple Hill’s, Cannon’s and Melton’s execution of this Settlement Agreement, TransWaste, for itself and its successors and assigns, and for its parents, subsidiaries, divisions and affiliates, as well as WWIN, for itself and its successors and assigns, and for its parents, subsidiaries, divisions and affiliates, do hereby irrevocably and unconditionally release, remise, acquit and forever discharge Maple Hill, its officers, directors, employees, legal representatives, subsidiaries, divisions, affiliates, shareholders, successors and assigns, as well as Melton and Cannon and their respective successors, assigns, heirs, executors and administrators, of and from any and all claims, demands, actions, causes of action, suits, damages, liabilities, losses or expenses of any nature whatsoever, without regard to whether such is contingent or absolute, known or unknown, and related to or arising out of the Lawsuit and/or the Agreement. This release, however, in no way waives any claims arising from Maple Hill’s, Cannon’s, or Melton’s breach of this Settlement Agreement. Effective upon Maple Hill’s, Cannon’s and Melton’s execution of this Settlement Agreement, TransWaste and WWIN expressly disclaim and renounce any interest in Maple Hill II or any of the subject matter of the Agreement. This paragraph shall be construed as both a release and a covenant not to sue.

5. Release by Maple Hill, Cannon and Melton. Based upon the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and effective upon TransWaste’s execution of this Settlement Agreement and Maple Hill’s receipt of the Settlement Payment, Maple Hill, for itself and its successors, assigns, parents, subsidiaries, divisions and affiliates, as well as Cannon and Melton, for themselves and their respective successors, assigns, heirs, executors and administrators, do hereby irrevocably and unconditionally release, remise, acquit and forever discharge TransWaste and WWIN, their officers, directors, employees, legal representatives, parents, subsidiaries, divisions, affiliates, shareholders, successors and assigns of and from any and all claims, demands, actions, causes of action, suits, damages, liabilities, losses or expenses of any nature whatsoever, without regard to whether such is contingent or absolute, known or unknown, and related to or arising out of the Lawsuit and/or the Agreement. This release, however, in no way waives any claims arising from TransWaste’s breach of this Settlement Agreement. This paragraph shall be construed as both a release and a covenant not to sue.

6. No Admissions. This Settlement Agreement, including the releases of claims herein, constitutes a compromise of disputed claims, and nothing contained in this Settlement Agreement shall be construed as an admission of liability on the part of any party, by whom all liability is expressly denied.

7. Voluntary Consent. All Parties represent and acknowledge that in executing this Settlement Agreement; (i) they have been afforded full opportunity to discuss all aspects of this Agreement with their legal counsel; (ii) they have carefully read and fully understand all of the provisions of this Agreement; and (iii) they have voluntarily and knowingly signed this Agreement.

8. Costs and Expenses. Each party shall bear its own costs and expenses, including attorneys’ fees, incurred in connection with the Lawsuit and/or this Settlement Agreement.

9. No Modifications. No amendment or modification of this Settlement Agreement is valid unless executed in writing with the same formality as this present Settlement Agreement and by the same parties.

10. Full Capacity and Authority. Each of the Parties represents and warrants, for itself only, that (i) the person signing this Settlement Agreement on its behalf has full authority and representative capacity to execute this Settlement Agreement on behalf of all persons, corporations, or entities for whom he purports to act as stated herein, and (ii) this Settlement Agreement has been duly executed and delivered and constitutes its valid and binding obligation.

11. Binding Effect. This Settlement Agreement shall be binding upon and inure to the benefit of the Parties and their respective agents, predecessors, successors and assigns.

12. Governing Law. This Settlement Agreement and Release shall be construed and enforced in accordance with the laws of the State of Georgia, without regard to its conflict of laws provisions.

13. Entire Agreement. The terms of this Settlement Agreement are contractual and not mere recitals. This document sets forth the entire agreement between the parties hereto regarding the subject matter hereof (the Agreement, the Lawsuit, and settlement of claims arising out of or related to the Agreement and the Lawsuit), fully supersedes any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof, and there are no representations, warranties, covenants, promises or undertakings, oral or otherwise, regarding the subject matter hereof that are not expressly set forth or expressly incorporated herein.

14. Cooperation of Parties. The Parties agree to cooperate to accomplish the purposes of this Settlement Agreement and to execute any and all supplementary documents and to take all additional actions not inconsistent with the terms set forth in this Settlement Agreement that are necessary and appropriate to give full force and effect to the terms and intent of this Settlement Agreement.

15. Execution in Counterparts. This Settlement Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. Any of the Parties may execute this Settlement Agreement by signing any such counterpart. In order to facilitate the settlement, the parties agree that this Settlement Agreement shall be effective and binding upon the exchange of facsimile signatures, on the condition that each party shall provide original signatures to every other party as soon as possible thereafter.

IN WITNESS WHEREOF, the Parties, intending to be legally bound hereby, have signed and sealed this Settlement Agreement and Release.

[THE NEXT FIVE PAGES ARE THE SIGNATURE PAGES]

TRANSWASTE SERVICES, LLC, f/k/a TRANS WASTE SERVICES, INC.

By:	/s/ Jim W. Perry
Jim W. Perry
Title:	President and Chief Executive Officer

Date:	11/21/05

STATE OF NORTH CAROLINA

WAKE COUNTY

I, Fred James Petrillo, Sr., a Notary Public for the County and State aforesaid, do hereby certify that Jim W. Perry personally appeared before me this day and acknowledged that he is President and Chief Executive Officer of TransWaste Services, LLC, a limited liability company, and that by authority duly given and as the act of the limited liability company, the foregoing instrument was signed in its name.

Witness my hand and notarial seal this the 21st day of November, 2005.

/s/ Fred James Petrillo, Sr.
Notary Public

My Commission Expires: 12/13/2008

WASTE INDUSTRIES USA, INC.

By:	/s/ Jim W. Perry
Jim W. Perry
Title:	President and Chief Executive Officer

Date:	11/21/05

STATE OF NORTH CAROLINA

WAKE COUNTY

I, Fred James Petrillo, Sr., a Notary Public for the County and State aforesaid, do hereby certify that Jim W. Perry personally appeared before me this day and acknowledged that he is President and Chief Executive Officer of Waste Industries USA, Inc., a North Carolina corporation, and that by authority duly given and as the act of the limited liability company, the foregoing instrument was signed in its name.

Witness my hand and notarial seal this the 21st day of November, 2005.

/s/ Fred James Petrillo, Sr.
Notary Public

My Commission Expires: 12/13/2008

MAPLE HILL LANDFILL, INC.

By:	/s/ J. Bruce Melton
Title:	President

Date:	11/21/05

STATE OF GEORGIA

Dougherty COUNTY

I, Brenda Holbrook, a Notary Public for the County and State aforesaid, do hereby certify that J. Bruce Melton personally appeared before me this day and acknowledged that he is President of Maple Hill Landfill, Inc., a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name.

Witness my hand and notarial seal this the 21st day of November, 2005.

/s/ Brenda Holbrook
Notary Public

My Commission Expires: February 23, 2009

/s/ Thomas C. Cannon
THOMAS C. CANNON

Date: 11/21/05

STATE OF GEORGIA

COUNTY OF Dougherty

I, the undersigned Notary Public for said county and state, do hereby certify that Thomas C. Cannon, being first duly sworn, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and notarial seal this 21st day of November, 2005.

/s/ Carolyn McKown
Notary Public

My Commission Expires: January 26, 2009

/s/ J. Bruce Melton
J. BRUCE MELTON

Date: 11/21/05

STATE OF GEORGIA

COUNTY OF Dougherty

I, the undersigned Notary Public for said county and state, do hereby certify that J. Bruce Melton, being first duly sworn, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and notarial seal this 21st day of November, 2005.

/s/ Brenda Holbrook
Notary Public

My Commission Expires: February 23, 2009